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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 23, 1999


                         Commission File Number: 1-12546


                          PACIFIC GULF PROPERTIES INC.
             (Exact name of Registrant as specified in its Charter)


        MARYLAND                                         33-0577520
(State of Incorporation)                    (I.R.S. Employer Identification No.)


       4220 VON KARMAN, SECOND FLOOR, NEWPORT BEACH, CALIFORNIA 92660-2002
          (Address of principal executive officers, including zip code)


                                  949-223-5000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On June 23, 1999, Registrant released the Press Release attached hereto as Exhibit 99.1







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PACIFIC GULF PROPERTIES INC.
a Maryland corporation


/s/ DONALD G. HERRMAN
-------------------------------------
Donald G. Herrman
Executive Vice President
Chief Financial Officer and Secretary


DATED: June 24, 1999



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